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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  October 15, 1998

                       U.S. DIGITAL COMMUNICATIONS, INC.

             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


       0-21225                                   88-0101953
(Commission File Number)            (I.R.S. Employer Identification No.)


                2 Wisconsin Circle, Chevy Chase, Maryland  20815
          (Address of Principal Executive Offices, Including Zip Code)


                                 (301) 961-1540
              (Registrant's Telephone Number, Including Area Code)
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ITEM 4.   CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Registrant, on October 15, 1998 engaged Reznick Fedder & Silverman P.C. to perform an audit of its financial statements for the fiscal year ended December 31, 1997. Prior to October 15, 1998, the Registrant had not consulted Reznick Fedder & Silverman P.C. regarding the application of accounting principles to a specified transaction where a written report or oral advice was provided to the Registrant that it considered an important factor in reaching a decision as to any accounting, auditing or financial reporting issue.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              U.S. DIGITAL COMMUNICATIONS, INC.


Date:  October 19, 1998
                              By:     /s/  Robert J. Wussler
                                 -----------------------------------------------
                              Name:  Robert J. Wussler
                              Title: Chairman